Revenue	12 Months Ended
Dec. 31, 2019
Revenue from Contract with Customer [Abstract]
Revenue	REVENUE

(in millions)	2019	2018
Electric and gas revenue
United States
ITC	$1,697	$1,539
UNS Energy	1,966	1,993
Central Hudson	894	963
Canada
FortisBC Energy	1,289	1,136
FortisAlberta	576	554
FortisBC Electric	362	354
Newfoundland Power	671	651
Maritime Electric	209	200
FortisOntario	206	197
Caribbean
Caribbean Utilities	270	253
FortisTCI	85	78
Total electric and gas revenue	8,225	7,918
Other services revenue (1)	374	408
Revenue from contracts with customers	8,599	8,326
Alternative revenue (2)	116	16
Other revenue	68	48
Total revenue	$8,783	$8,390

(1)	Includes $273 million and $234 million from regulated operations for 2019 and 2018, respectively

(2)	Includes a $91 million adjustment associated with the November 2019 FERC Order (Notes 2 and 9)

Revenue from Contracts with Customers
Electric and gas revenue includes revenue from the sale and/or delivery of electricity and gas, transmission revenue, and wholesale electric revenue, all based on regulator-approved tariff rates.

Other services revenue includes: (i) management fee revenue at UNS Energy for the operation of Springerville Units 3 and 4; (ii) revenue from storage optimization activities at Aitken Creek; (iii) the sale of energy from non-regulated generation operations, including the Waneta Expansion up to its disposition on April 16, 2019 (Note 23); and (iv) revenue from other services that reflect the ordinary business activities of Fortis' utilities.

Alternative Revenue
Alternative revenue programs allow utilities to adjust future rates in response to past activities or completed events if certain criteria are met. Alternative revenue is recognized on an accrual basis with a corresponding regulatory asset or liability until the revenue is settled. Upon settlement, revenue is not recognized as revenue from contracts with customers but rather as settlement of the regulatory asset or liability. The Corporation's significant alternative revenue programs are summarized as follows.

ITC's formula rates include an annual true-up mechanism that compares actual revenue requirements to billed revenue, and any under- or over-collections are accrued as a regulatory asset or liability and reflected in future rates within a two-year period (Note 9). The formula rates do not require annual regulatory approvals, although inputs remain subject to legal challenge.

UNS Energy's lost fixed-cost recovery mechanism ("LFCR") surcharge recovers lost fixed costs, as measured by a reduction in non-fuel revenue, associated with energy efficiency savings and distributed generation. To recover the LFCR regulatory asset, UNS Energy is required to file an annual LFCR adjustment request with the ACC for the LFCR revenue recognized in the prior year. The recovery is subject to a year-over-year cap of 2% of total retail revenue. UNS Energy's demand side management surcharge, which is approved by the ACC annually, compensates for the costs to design and implement cost-effective energy efficiency and demand response programs until such costs, along with a performance incentive, are reflected in non-fuel base rates.

At FortisBC Energy and FortisBC Electric, the earnings sharing mechanism allows for a 50/50 sharing of variances from operating and maintenance expenses and capital expenditures approved as part of the annual revenue requirement. This mechanism was in place until the expiry of the current PBR plan in 2019. Additionally, variances in the forecast versus actual customer-use rates are captured throughout the year in a revenue stabilization adjustment mechanism and a flow-through deferral account, both of which are either refunded to, or recovered from, customers in rates within two years.

Other Revenue
Other revenue primarily includes gains or losses on energy contract derivatives and lease revenue.